UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

SLAM CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40094	98-1211848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 47th Floor, Suite C New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(646) 762-8580

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SLMUF	OTCQX® Best Market
Class A Ordinary Shares included as part of the units	SLAMF	OTCQX® Best Market
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLMWF	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 6, 2025, Slam Corp. (“Slam” or the “Company”) filed a definitive proxy statement (the “Proxy Statement”) announcing that it will hold an extraordinary general meeting of Slam (the “Shareholder Meeting”) to vote on a proposed amendment to the Company’s amended and restated memorandum and articles of association to (a) extend the date (the “Termination Date”) by which Slam has to consummate a Business Combination (as defined in the Proxy Statement) from June 25, 2025 to December 24, 2025 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month each time after the Articles Extension Date, by resolution of the board of directors of Slam, if requested by Slam Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 25, 2025 or a total of up to five months after the Articles Extension Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”) and (b)  to adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient class A ordinary shares, par value US$0.0001 per share (the “Class A Ordinary Shares”) and class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of Slam represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Capitalized terms used but not defined herein have the meaning ascribed to them in the Proxy Statement.

Updates to Proxy Statement Disclosure.

The below disclosure in the letter to shareholders, notice of an extraordinary general meeting of Slam Corp. (the “Notice”) and page 26 in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

On June 5, 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $~~12.29~~11.86, based on the aggregate amount on deposit in the Trust Account of approximately $23,733,625.11 as of June 5, 2025 (including interest not previously released to Slam to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, and not previously released to Slam to pay its taxes, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Public Shares on OTCQX® Best Market (“OTCQX”) on June 5, ~~2024~~2025 was $11.75. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $~~0.54~~0.11 more per share than if the shares were sold in the open market (based on the per share redemption price as of June 5, 2025). Slam cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Slam believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Slam does not complete a Business Combination on or before the Termination Date.

The below disclosure in the Notice in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

Record holders of Ordinary Shares at the close of business on May 27, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 16,140,267 issued and outstanding Class A Ordinary Shares and ~~1,930,267~~165,000 issued and outstanding Class B Ordinary Shares. Slam’s warrants do not have voting rights.

The below disclosure on page 13 of the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

If we liquidate, our public shareholders may only receive approximately $~~12.29~~11.86 per Public Share (based on the redemption price on June 5, 2025 the most recent practicable date prior to the date of this proxy statement), and our warrants will expire worthless.

The below disclosure on page 17 of the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

As of June 5, 2025, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $~~12.29~~11.86 per Public Share.

The below disclosure on page 21 of the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

On the Record Date, there were 16,140,267 issued and outstanding Class A Ordinary Shares, of which ~~1,930,267~~2,000,000 Class A Ordinary Shares are held by Slam public shareholders and 14,375,000 Ordinary Shares are held by the Initial Shareholders.

The below disclosure on pages 23 and 28 of the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Slam redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $~~12.29~~11.86 per share as of June 5, 2025, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting.

The below disclosure on pages 24 and 29 of the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

The closing price of the Class A Ordinary Shares on June 5, 2025, the most recent practicable date prior to the date of this proxy statement, was $11.75 per share. The cash held in the Trust Account on such date was approximately $23,733,625.11 (including interest not previously released to Slam to pay its taxes) ($~~12.29~~11.86 per Class A Ordinary Share).

Additional Information and Where to Find It

The Extension Proxy Statement was mailed to the Company’s shareholders of record on or about June 6, 2025. Investors and security holders of the Company are advised to read the Extension Proxy Statement because it contains important information about the Shareholder Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Extension Proxy Statement, as well as other relevant documents that the Company has or will file with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Slam Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001.

This Current Report on Form 8-K (this “Report”) relates to the business combination involving Lynk, Slam, the Sponsor, Lynk Global Holdings, Inc., a Delaware corporation, (“Topco”), Lynk Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 1”) and Lynk Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”) (the “Business Combination”). In connection with the Business Combination, Slam and Topco filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) on February 14, 2024, which includes a preliminary proxy statement/prospectus of Slam and a preliminary prospectus of Topco relating to the shares of common stock of Topco, par value $0.00001 per share, to be issued in connection with the Business Combination. This Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Slam or Topco have filed or will file with the SEC or send to its shareholders in connection with the Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SLAM’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY SLAM OR TOPCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Shareholder Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

This Report may be deemed solicitation material in respect of the Business Combination. Slam, the Sponsor, Lynk, Topco, Merger Sub 1, Merger Sub 2 and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Slam’s shareholders in connection with the Business Combination. Slam’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the Business Combination of Slam’s directors and officers in Slam’s filings with the SEC, including Slam’s initial public offering prospectus, which was filed with the SEC on February 24, 2021, Slam’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Slam’s shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the Business Combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This Report is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Business Combination will be implemented solely pursuant to the Business Combination Agreement, filed as an exhibit to the Current Report on Form 8-K filed by Slam with the SEC on February 5, 2024, as amended, from time to time, which contains the full terms and conditions of the Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements made in this Report, and oral statements made from time to time by representatives of Slam, Topco and Lynk are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the Business Combination and related transactions, including the anticipated financing, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by Slam’s public shareholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of Slam’s, Topco’s and Lynk’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, among others, the following: (1) the approval of the Extension Amendment Proposal and Founder Share Amendment Proposal at the Shareholder Meeting; (2) the amount remaining in the Company’s Trust Account following any shareholder redemptions in connection with the Shareholder Meeting; (3) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; (4) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the shareholders of Slam; (5) the ability to obtain approval to list the combined company’s securities on an approved stock exchange; (6) the risk that the Business Combination disrupts current plans and operations of Slam or Lynk as a result of the announcement and consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) uncertainty of the costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (10) the possibility that Slam and Lynk may be adversely affected by other economic, business, and/or competitive factors; (11) the outcome of any legal proceedings that may be instituted against Slam, Topco or Lynk or any of their respective directors or officers, following the announcement of the Business Combination; (12) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; (13) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the Israel-Hamas war; (14) the risk that any of the conditions to closing of the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (15) risks related to the rollout of Lynk’s business strategy and the timing of expected business milestones; (16) the amount of redemption requests made by Slam’s public shareholders; (17) the ability of Slam to issue equity, if any, in connection with the Business Combination or to otherwise obtain financing in the future; (18) risks related to Lynk’s industry; (19) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; and (20) those factors discussed in the definitive proxy statement filed by the Company with the SEC on June 6, 2025, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Slam, Topco or Lynk to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or Slam’s or Lynk’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Slam nor Lynk presently know or that Slam and Lynk currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Slam’s, Topco’s and Lynk’s expectations, plans or forecasts of future events and views as of the date of this Report. Slam, Topco and Lynk anticipate that subsequent events and developments will cause Slam’s, Topco’s and Lynk’s assessments to change. However, while Slam, Topco and Lynk may elect to update these forward-looking statements at some point in the future, each of Slam, Topco and Lynk specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Slam’s, Topco’s and Lynk’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2025

SLAM CORP.

By:	/s/ Ryan Bright
Name:	Ryan Bright
Title:	Chief Financial Officer